                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1731

                             SOURCE CAPITAL, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  JUNE 30, 2005

Item 1. Report to Stockholders

[SOURCE CAPITAL, INC. LOGO]

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2005

                          SUMMARY FINANCIAL INFORMATION

                                                                 SIX MONTHS ENDED                 YEAR ENDED
                                                                   JUNE 30, 2005               DECEMBER 31, 2004
                                                           ---------------------------    ---------------------------
                                                                TOTAL           PER            TOTAL           PER
                                                                 NET           COMMON           NET           COMMON
                                                               ASSETS          SHARE          ASSETS          SHARE
                                                           ---------------    --------    ---------------    --------
Beginning of period                                        $   581,728,644    $  63.20    $   521,248,726    $  56.62
                                                           ---------------    --------    ---------------    --------
Net gain on investments, realized and unrealized           $    11,952,821    $   1.43    $    88,404,339    $  10.65
Net investment income                                            1,870,234        0.22          3,759,389        0.45
Dividends to Preferred shareholders                             (2,363,054)      (0.28)        (4,726,109)      (0.57)
Distributions to Common shareholders                           (16,719,301)      (2.00)       (33,146,891)      (4.00)
Proceeds from shares issued for distributions reinvested
   by shareholders                                               3,140,002        0.03          6,189,190        0.05
                                                           ---------------    --------    ---------------    --------
     Net changes during period                             $    (2,119,298)   $  (0.60)   $    60,479,918    $   6.58
                                                           ---------------    --------    ---------------    --------
End of period                                              $   579,609,346    $  62.60    $   581,728,644    $  63.20
                                                           ===============    ========    ===============    ========

                                                            JUNE 30, 2005     DECEMBER 31, 2004    DECEMBER 31, 2003
                                                           ---------------    -----------------    -----------------
Common market price per share                              $         70.00    $           71.54    $           59.38
Common market premium to net asset value                              11.8%                13.2%                 4.9%
Preferred asset coverage                                             1,070%               1,074%                 963%
Preferred liquidation preference per share                 $         27.50    $           27.50    $           27.50
Preferred market price per share                           $         33.85    $           34.75    $           33.81

                           DESCRIPTION OF THE COMPANY

   SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets approximating $580,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks.

   Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,394,437 shares of Common Stock outstanding.

   Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

   Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

   Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

   The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

   Source Capital's total net assets decreased from $581,709,091 to $579,609,346 during the second quarter. Net asset value per Common share amounted to $62.60 at June 30, 2005, compared with $63.02 at March 31, 2005, and $63.20 at year-end 2004. These changes in net asset value were net of cash distributions of $1.00 paid in both the first and second quarters.

INVESTMENT RESULTS, 2005 FIRST HALF

   For the six months ended June 30, 2005, the net asset value per share of Source Capital's Common Stock increased by 2.3%, as adjusted for reinvestment of distributions paid during the period, while total net assets rose 2.4%. These returns compare with a 1.2% increase in the Russell 2500 Index, a measure of small to medium capitalization stock performance. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 2005 SECOND QUARTER

   In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 1.0%, as adjusted for reinvestment of the $1.00 distribution paid during the period, while total net assets rose 1.0%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 4.5% during the quarter, also on a reinvestment basis.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

   A regular quarterly distribution of $1.00 per share was paid on June 15, 2005, to shareholders of record on May 27, 2005. Source Capital's distribution policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

PREFERRED DIVIDENDS

   The regular Preferred dividend of $0.60 per share was paid on June 15, 2005, to shareholders of record on May 27, 2005. The changes in the Company's total net assets since year-end 2004 have resulted in changes in the Preferred shares' asset coverage from 1,074% at December 31, 2004 and March 31, 2005, and 1,070% at June 30, 2005. Net investment income provided Preferred dividend coverage of 82% for the second quarter and 79% for the six months, compared with 57% and 89% for the corresponding periods of 2004.

MARKET PRICE OF SOURCE CAPITAL SHARES

   The market price of Source Capital Common Stock decreased from $71.54 to $70.00 during the first half of 2005. As this $1.54 decrease in market price was more than the $0.60 decline in the underlying net asset value, the market premium to net asset value of 13.2% at year-end 2004 decreased to 11.8% at June 30, 2005. The market price of Source Capital Preferred Stock decreased to $33.85 at June 30, 2005, from $34.75 at year-end 2004.

COMMENTARY

   In our last shareholder letter, we strongly implied that the First Quarter 2005 market decline was the likely end to the exuberant gains the market had enjoyed with little pause for the preceding year and three-quarters. Subsequent events have proven that view to be far off the mark, as the market was up nicely in the second quarter, with the S&P 500 gaining 1.4% and the small-stock Russell 2000 up over 4% and, at this writing, July is showing yet stronger performance.

   After significantly outperforming the weak first-quarter market, Source under-performed the strong second quarter. For the combined January-to-June period, Source is modestly ahead of the benchmark Russell 2500, while holding a larger lead over the big stock indexes. Results for longer periods are generally quite favorable.

                                  PERIODS ENDED JUNE 30, 2005
                  ------------------------------------------------------------
                   FIRST       SECOND     FIRST      ONE      THREE      FIVE
                  QUARTER     QUARTER     HALF       YEAR     YEARS*    YEARS*
                  -------     -------    ------     ------    ------    ------
Source                1.3%        1.0%      2.3%      11.5%     16.0%     15.9%
Russell 2500         (3.1)%       4.5%      1.2%      12.7%     14.8%      7.4%
S&P 500              (2.2)%       1.4%     (0.8)%      6.3%      8.3%     (2.4)%
Nasdaq               (8.1)%       2.9%     (5.5)%      0.5%     12.0%    (12.3)%

   * Annualized Returns

   O'REILLY AUTOMOTIVE has been in the Source portfolio for over eight years--only three companies have been there longer--but we have discussed it with Source shareholders only once, in the Year 2000 letter, and not in much depth. At that time our emphasis was on how an irrational 65% stock price decline had given us what we hoped was a great opportunity to double Source's position at a very attractive valuation. Now, we would like to provide a more complete description of O'Reilly's business and the reasons for its success.

   O'Reilly is one of the leading retailers of auto parts, operating stores throughout the central and southeastern states. It has grown rapidly over many years, and it is clear that its management is among the best in the industry. We believe that its business model, which distinguishes it from nearly all of its competitors, has been a crucial element of its success.

   The typical auto parts retailer does virtually all of its business with one of two potential groups of customers, the DIY (Do-It-Yourself) individual, or the professional mechanic.

   AutoZone, the nation's largest auto parts retailer, is typical of the DIY oriented chains, with numerous convenient locations, extensive advertising, and a low-price-oriented product offering.

   Genuine Part's NAPA stores are a representative commercial chain. Known as jobbers, they must meet the quite different demands of their mechanic customers, including an extensive inventory of high-quality, branded parts, knowledgeable and experienced employees, rapid delivery, and credit.

   O'Reilly is the only major auto parts chain to successfully combine both of these quite different businesses, with about a 50-50 split between its DIY and commercial customers. This business model gives O'Reilly several important competitive advantages, including greater inventory depth, more-skilled employees, and the ability to operate in small communities.

   In addition to successfully executing this "dual market strategy," O'Reilly has had to take on a number of other challenges during the years we have owned it.

   UNIT GROWTH--O'Reilly has increased its stores by about 15% annually for many years. This has generally taken one of two forms. O'Reilly has of course opened new stores from scratch, carefully selecting the location, constructing the building, hiring new employees, and stocking the store with appropriate inventory.

   An alternative approach has also proved successful especially when entering a new market, often a smaller one. O'Reilly has bought out an existing auto parts business, usually a jobber with a mostly commercial business. This has permitted it to enter new markets without creating excess capacity and acquire an ongoing business with established commercial relationships, and experienced employees. The price is often attractive as well, since selling to O'Reilly often is the only viable exit strategy for an owner ready to retire and with no family member interested in taking over the business.

   In addition to these de novo store openings and small acquisitions, O'Reilly has made several acquisitions of size. These have enabled it to enter entirely new geographies, while stepping up the size of the business. In 1998, O'Reilly acquired Hi-Lo Automotive, about half of O'Reilly's size, making it an important player in the large Texas market, still O'Reilly's most important state. Hi-Lo was integrated successfully over several years, with its sales per store and profitability both increasing to O'Reilly levels.

   More recently, O'Reilly has made two somewhat smaller acquisitions. In 2001 it purchased Mid-State Automotive giving it entree to several states in the Southeast, and in 2005 it bought Midwest Auto Parts as a means of expanding into the upper Midwest.

   MANAGEMENT TRANSITION--O'Reilly was clearly still a family business at the time of our initial purchase, with several O'Reillys in senior management positions. Over time, however, this has changed, and now O'Reilly is led by its CEO, Greg Henslee, and Ted Wise as Chief Operating Officer while Chairman David O'Reilly continues in an active, though less dominant role than in the past.

   USES OF CAPITAL--O'Reilly has been working very hard in recent years to improve its returns on capital and strengthen its balance sheet. Improving returns has been approached from two different angles. First, O'Reilly has installed a sophisticated inventory control system to optimize inventory by individual store, and to redistribute any excess to stores that need it. In other words, maintain sales and service levels with lower inventories. Secondly, O'Reilly has sought to have a larger share of its working capital funded at no cost by its vendors, increasing accounts payable at a much faster rate than inventories.

   Not only have these efforts improved returns, but they have also made O'Reilly independent of the whims of the capital markets. In contrast to the 1990s, when O'Reilly had to do several equity offerings, as well as carry a good deal of debt in order to fund its growth, in recent years O'Reilly has sold no stock, and has paid off most of its debt, while still maintaining its rapid growth.

   O'Reilly has benefited both from its internal efforts, as described above, and from a change in the external environment. A few years ago, new leadership at AutoZone began to manage the company with the single goal of maximizing cash flow and using the funds to shrink the equity capitalization with massive share repurchases. It cut costs and raised prices to improve margins, reduced inventories, dramatically increased the levels of vendor funded accounts payable, and leveraged its balance sheet with large borrowings. The cash was all funneled into share repurchase. Over the past seven years, shares outstanding have shrunk by 50%.

   Although it is uncertain whether this policy will benefit the AutoZone shareholder in the future, there is no question that it has been and will continue to be positive for O'Reilly and other major chains, as AutoZone's unaggressive pricing, deteriorating service levels, and minimal unit growth foster a relatively benign operating environment.

   O'Reilly has been one of Source's most successful investments over the past decade, and is currently its third largest position. We look forward to holding it for many more years.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
   Chief Investment Officer


July 28, 2005

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2005

                                                                                    SHARES             VALUE
                                                                                 -------------    --------------
COMMON STOCKS

ENERGY -- 14.1%
Cal Dive International, Inc.*                                                          629,400    $   32,961,678
Noble Corporation*                                                                     460,000        28,294,600
Tidewater Inc.                                                                         540,000        20,584,800
                                                                                                  --------------
                                                                                                  $   81,841,078
                                                                                                  --------------
PRODUCER DURABLE GOODS -- 13.4%
Crane Co.                                                                               40,000    $    1,052,000
Diebold, Incorporated                                                                   70,000         3,157,700
Graco Inc.                                                                             495,000        16,864,650
HNI Corporation                                                                        270,000        13,810,500
IDEX Corporation                                                                       495,000        19,111,950
Oshkosh Truck Corporation                                                              180,000        14,090,400
Zebra Technologies Corporation (Class A)*                                              220,000         9,633,800
                                                                                                  --------------
                                                                                                  $   77,721,000
                                                                                                  --------------
BUSINESS SERVICES & SUPPLIES -- 12.6%
CDW Corporation                                                                        252,600    $   14,420,934
Charles River Laboratories International, Inc.*                                        340,000        16,405,000
Invitrogen Corporation*                                                                170,000        14,159,300
Manpower Inc.                                                                          300,000        11,934,000
ScanSource, Inc.*                                                                      370,400        15,904,976
                                                                                                  --------------
                                                                                                  $   72,824,210
                                                                                                  --------------
HEALTHCARE -- 11.1%
Bio-Rad Laboratories, Inc.*                                                            200,300    $   11,859,763
Health Management Associates, Inc                                                      500,000        13,090,000
Lincare Holdings Inc.*                                                                 400,000        16,336,000
Renal Care Group, Inc.*                                                                500,000        23,050,000
                                                                                                  --------------
                                                                                                  $   64,335,763
                                                                                                  --------------
TECHNOLOGY -- 9.2%
Cognex Corporation                                                                     620,000    $   16,237,800
Plantronics, Inc.                                                                      500,000        18,180,000
SanDisk Corporation*                                                                   800,000        18,984,000
                                                                                                  --------------
                                                                                                  $   53,401,800
                                                                                                  --------------
RETAILING -- 8.8%
CarMax, Inc.*                                                                          750,006    $   19,987,660
O'Reilly Automotive, Inc.*                                                           1,050,000        31,300,500
                                                                                                  --------------
                                                                                                  $   51,288,160
                                                                                                  --------------
FINANCIAL -- 8.4%
Brown & Brown, Inc.                                                                    251,000    $   11,279,940
First American Corporation, The                                                        155,000         6,221,700
Arthur J. Gallagher & Co.                                                              440,000        11,937,200
North Fork Bancorporation, Inc.                                                        682,500        19,171,425
                                                                                                  --------------
                                                                                                  $   48,610,265
                                                                                                  --------------

                                                                                   SHARES OR
                                                                                     FACE
                                                                                     AMOUNT            VALUE
                                                                                 -------------    --------------
COMMON STOCKS (CONTINUED)

ENTERTAINMENT -- 5.1%
Carnival Corporation                                                                   536,600    $   29,271,530
                                                                                                  --------------
MATERIALS -- 2.4%
Engelhard Corporation                                                                  480,000    $   13,704,000
                                                                                                  --------------
TRANSPORTATION -- 2.2%
Heartland Express, Inc.                                                                570,000    $   11,075,100
Knight Transportation, Inc.                                                             75,000         1,824,750
                                                                                                  --------------
                                                                                                  $   12,899,850
                                                                                                  --------------
CONSUMER DURABLE GOODS -- 2.2%
Briggs & Stratton Corporation                                                          370,000    $   12,809,400
                                                                                                  --------------
TOTAL COMMON STOCKS -- 89.5% (Cost $311,845,262)                                                  $  518,707,056
                                                                                                  --------------
PREFERRED STOCKS

REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.                                                      100,000    $    2,745,000
Duke-Weeks Realty Corp. (Series B)                                                      40,000         2,050,000
Pennsylvania Real Estate Investment Trust (Series A)                                    59,000         3,481,000
ProLogis (Series G)                                                                    120,000         3,057,600
                                                                                                  --------------
TOTAL PREFERRED STOCKS -- 2.0% (Cost $10,179,446)                                                 $   11,333,600
                                                                                                  --------------
CONVERTIBLE BONDS AND DEBENTURES

TECHNOLOGY -- 1.0%
BEA Systems, Inc. -- 4% 2006                                                     $   2,000,000    $    1,970,000
International Rectifier Corp. -- 4.25% 2007                                          2,000,000         1,965,000
LSI Logic Corporation -- 4% 2006                                                     2,000,000         1,980,000
                                                                                                  --------------
                                                                                                  $    5,915,000
                                                                                                  --------------

BUSINESS SERVICES & SUPPLIES -- 0.3%
Pegasus Solutions, Inc. -- 3.875% 2023                                           $   2,000,000    $    1,750,000
                                                                                                  --------------

TOTAL CONVERTIBLE BONDS
   AND DEBENTURES -- 1.3% (Cost $7,690,000)                                                       $    7,665,000
                                                                                                  --------------

                                                                                     FACE
                                                                                     AMOUNT           VALUE
                                                                                 -------------    --------------
NON-CONVERTIBLE BONDS AND DEBENTURES

CORPORATE -- 4.7%
Central Garden & Pet Company -- 9.125% 2013                                      $   2,000,000    $    2,140,000
HMH Properties, Inc. -- 7.875% 2008                                                  1,338,000         1,373,123
Host Marriott Corporation -- 9.25% 2007                                              2,000,000         2,180,000
Manitowoc Company, Inc., The -- 10.5% 2012                                           1,300,000         1,462,500
Metaldyne Corporation -- 11% 2012                                                    2,000,000         1,320,000
OM Group, Inc. -- 9.25% 2011                                                         4,000,000         4,040,000
Orbital Sciences Corporation -- 9% 2011                                              3,000,000         3,270,000
PolyOne Corporation -- 10.625% 2010                                                    950,000         1,037,875
Realty Income Corporation -- 8.25% 2008                                              2,000,000         2,204,000
SpectraSite, Inc. -- 8.25% 2010                                                      2,000,000         2,120,000
Unisys Corporation
  -- 7.875% 2008                                                                     1,500,000         1,526,250
  -- 8.125% 2006                                                                     2,000,000         2,065,000
Windmere Durable Holdings Inc. -- 10% 2008                                           3,000,000         2,737,500
                                                                                                  --------------
                                                                                                  $   27,476,248
                                                                                                  --------------

U.S. GOVERNMENT AND AGENCIES -- 0.1%
Federal Home Loan Mortgage Corporation
  -- 6.5% 2023 (Interest Only)                                                   $      73,090    $        4,629
  -- 10.15% 2006 (REMIC)                                                                    70                70
Federal National Mortgage Association -- 6% 2029 (Interest Only)                     1,614,163           283,236
Government National Mortgage Association (Mobile Home)
  -- 9.75% 2010                                                                        304,747           309,889
                                                                                                  --------------
                                                                                                  $      597,824
                                                                                                  --------------

TOTAL NON-COVERTIBLE BONDS
   AND DEBENTURES -- 4.8% (Cost $27,985,192)                                                      $   28,074,072
                                                                                                  --------------
TOTAL INVESTMENT SECURITIES -- 97.6% (Cost $357,699,900)                                          $  565,779,728
                                                                                                  --------------

SHORT TERM INVESTMENTS
Short-term Corporate Notes:
  Rabobank USA Financial Corporation -- 3.37% 7/1/05                             $   6,209,000    $    6,209,000
  General Electric Capital Services Corp. -- 3.03% 7/7/05                           10,000,000         9,994,950
                                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS -- 2.8% (Cost $16,203,950)                                           $   16,203,950
                                                                                                  --------------
TOTAL INVESTMENTS -- 100.4% (Cost $373,903,850)                                                   $  581,983,678
Other assets and liabilities, net -- (0.4)%                                                           (2,374,332)
                                                                                                  --------------
TOTAL NET ASSETS -- 100.0%                                                                        $  579,609,346
                                                                                                  ==============

*  Non-income producing securities

See notes to financial statements.

                                PORTFOLIO SUMMARY
                                  June 30, 2005

          COMMON STOCKS                                        89.5%
          Energy                                    14.1%
          Producer Durable Goods                    13.4%
          Business Services & Supplies              12.6%
          Healthcare                                11.1%
          Technology                                 9.2%
          Retailing                                  8.8%
          Financial                                  8.4%
          Entertainment                              5.1%
          Materials                                  2.4%
          Transportation                             2.2%
          Consumer Durable Goods                     2.2%
          PREFERRED STOCKS                                      2.0%
          CONVERTIBLE BONDS AND DEBENTURES                      1.3%
          NON-CONVERTIBLE BONDS AND DEBENTURES                  4.8%
          Corporate                                  4.7%
          U.S. Government and Agencies               0.1%
          SHORT-TERM INVESTMENTS                                2.8%
          OTHER                                                (0.4)%
                                                            -------
          TOTAL NET ASSETS                                    100.0%
                                                            =======

                             MAJOR PORTFOLIO CHANGES
                           Quarter Ended June 30, 2005

                                                                             SHARES OR
                                                                            FACE AMOUNT
                                                                        -------------------
NET PURCHASES

COMMON STOCKS
Briggs & Stratton Corporation                                                   55,000 shs.
CDW Corporation                                                                 62,600 shs.
Cognex Corporation                                                              20,000 shs.
Heartland Express, Inc.                                                        120,000 shs.
Invitrogen Corporation                                                          17,500 shs.
Knight Transportation, Inc. (1)                                                 75,000 shs.
Plantronics, Inc.                                                               35,000 shs.
ScanSource, Inc.                                                                86,400 shs.

CONVERTIBLE SECURITY
International Rectifier Corp. -- 4.25% 2007 (1)                         $    2,000,000

NET SALES

COMMON STOCKS
Crane Co.                                                                      350,000 shs.
Engelhard Corporation                                                           25,000 shs.
HNI Corporation                                                                 46,200 shs.
Health Management Associates, Inc.                                              35,000 shs.
Landauer, Inc. (2)                                                              14,300 shs.
Lincare Holdings Inc.                                                           30,000 shs.
Renal Care Group, Inc.                                                          50,000 shs.

NON-CONVERTIBLE SECURITIES
HMH Properties, Inc. -- 7.875% 2008                                     $    1,662,000
Lear Corporation -- 7.96% 2005 (2)                                      $    2,000,000
Vicar Operating Inc. -- 9.875% 2009 (2)                                 $    3,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                                             JUNE 30, 2005
                                                                                   ---------------------------------
ASSETS
   Investments at value:
     Investment securities -- at market value
        (cost $357,699,900) -- Note A                                              $  565,779,728
     Short-term investments -- at cost plus interest earned
        (maturities 60 days or less) -- Note A                                         16,203,950    $   581,983,678
                                                                                   --------------
   Cash                                                                                                          622

   Receivable for accrued interest and dividends                                                             817,138
                                                                                                     ---------------
                                                                                                     $   582,801,438

LIABILITIES
   Payable for:
     Investment securities purchased                                               $    2,621,054
     Advisory fees                                                                        332,503
     Accrued dividends -- Preferred Stock                                                 196,921
     Accrued expenses                                                                      41,614          3,192,092
                                                                                   --------------    ---------------
TOTAL NET ASSETS -- June 30, 2005                                                                    $   579,609,346
                                                                                                     ===============

   Assets applicable to Preferred Stock at a liquidation preference of
     $27.50 per share (asset coverage 1,070%) -- Note B                                              $    54,153,330
                                                                                                     ===============

   Net assets applicable to Common Stock -- $62.60 per share                                         $   525,456,016
                                                                                                     ===============

SUMMARY OF SHAREHOLDERS' EQUITY
   $2.40 Cumulative Preferred Stock -- par value $3 per share;
     authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B                             $     5,907,636
   Common Stock -- par value $1 per share; authorized 12,000,000 shares;
     outstanding 8,394,437 shares -- Note B                                                                8,394,437
   Additional Paid-in Capital                                                                            350,762,308
   Undistributed net realized gain on investments                                                          6,465,137
   Unrealized appreciation of investments                                                                208,079,828
                                                                                                     ---------------
TOTAL NET ASSETS -- June 30, 2005                                                                    $   579,609,346
                                                                                                     ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the six months ended June 30, 2005

INVESTMENT INCOME
   Income:
     Interest                                                                                        $     1,808,820
     Dividends                                                                                             2,512,179
                                                                                                     ---------------
                                                                                                     $     4,320,999

   Expenses -- Note C:
     Advisory fees                                                                 $    1,980,099
     Transfer agent fees and expenses                                                     153,507
     Reports to shareholders                                                              112,987
     Directors' fees and expenses                                                          62,541
     Legal and auditing fees                                                               39,949
     Taxes, other than federal income tax                                                  38,300
     Custodian fees and expenses                                                           28,363
     Insurance                                                                             20,780
     Registration and filing fees                                                          11,926
     Other expenses                                                                         2,313          2,450,765
                                                                                   --------------    ---------------
         Net investment income -- Note A                                                             $     1,870,234
                                                                                                     ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Realized gain on investments:
     Proceeds from sale of investment securities
        (Excluding short-term investments with maturities of 60 days or less)      $   65,117,715
     Cost of investment securities sold                                                42,104,501
                                                                                   --------------
        Net realized gain on investments -- Notes A and D                                            $    23,013,214

   Unrealized appreciation of investments:
     Unrealized appreciation at beginning of period                                $  219,140,221
     Unrealized appreciation at end of period                                         208,079,828
                                                                                   --------------
        Decrease in unrealized appreciation of investments                                               (11,060,393)
                                                                                                     ---------------
         Net realized and unrealized gain on investments                                             $    11,952,821
                                                                                                     ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $    13,823,055
                                                                                                     ===============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                                 FOR THE SIX MONTHS ENDED              FOR THE YEAR ENDED
                                                                      JUNE 30, 2005                     DECEMBER 31, 2004
                                                             --------------------------------    ------------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
   Net investment income                                     $    1,870,234                      $   3,759,389
   Net realized gain on investments --
     Notes A and D                                               23,013,214                         28,973,841
   Increase (decrease) in unrealized
     appreciation of investments                                (11,060,393)                        59,430,498
                                                             --------------                      -------------
Increase in total net assets resulting from
   operations                                                                  $   13,823,055                     $  92,163,728

Distributions to Preferred shareholders:
   From net investment income                                $   (2,085,041)                     $  (3,544,582)
   From net realized capital gains                                 (278,013)       (2,363,054)      (1,181,527)      (4,726,109)
                                                             --------------                      -------------
Distributions to Common shareholders from net realized
   capital gains -- Note A                                                        (16,719,301)                      (33,146,891)
Proceeds from shares issued for distributions
   reinvested by shareholders -- Note B                                             3,140,002                         6,189,190
                                                                               --------------                     -------------
Increase (decrease) in total net assets                                        $   (2,119,298)                    $  60,479,918

TOTAL NET ASSETS
Beginning of period                                                               581,728,644                       521,248,726
                                                                               --------------                     -------------
End of period                                                                  $  579,609,346                     $ 581,728,644
                                                                               ==============                     =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
      Selected data for a share of Common Stock outstanding throughout each period


                                                SIX
                                              MONTHS
                                               ENDED                                YEAR ENDED DECEMBER 31,
                                              JUNE 30,      -----------------------------------------------------------------------
                                               2005            2004            2003          2002           2001           2000
                                            -----------     -----------    -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period      $     63.20     $     56.62    $     41.90    $     55.45    $     48.62    $     50.70
                                            -----------     -----------    -----------    -----------    -----------    -----------
Income from investment operations:
   Net investment income                    $      0.22     $      0.45    $      0.41    $      0.49    $      0.54    $      0.70
   Net realized and unrealized gain (loss)
     on investment securities                      1.43           10.65          18.36          (8.97)         11.40           4.20
                                            -----------     -----------    -----------    -----------    -----------    -----------
   Total from investment operations         $      1.65     $     11.10    $     18.77    $     (8.48)   $     11.94    $      4.90
                                            -----------     -----------    -----------    -----------    -----------    -----------
Distributions to Preferred shareholders:
   From net investment income               $     (0.25)    $     (0.43)   $     (0.51)   $     (0.49)   $     (0.59)   $     (0.61)
   From net realized gains                        (0.03)          (0.14)         (0.06)         (0.10)            --             --
Distributions to Common shareholders:
   From net investment income                        --              --             --             --          (0.30)            --
   From net realized gains                        (2.00)          (4.00)         (3.50)         (4.60)         (4.30)         (6.41)
                                            -----------     -----------    -----------    -----------    -----------    -----------
     Total distributions                    $     (2.28)    $     (4.57)   $     (4.07)   $     (5.19)   $     (5.19)   $     (7.02)
                                            -----------     -----------    -----------    -----------    -----------    -----------
Effect of shares issued for distributions
   reinvested by shareholders               $      0.03     $      0.05    $      0.02    $      0.12    $      0.08    $      0.04
                                            -----------     -----------    -----------    -----------    -----------    -----------

Net asset value at end of period            $     62.60     $     63.20    $     56.62    $     41.90    $     55.45    $     48.62
                                            ===========     ===========    ===========    ===========    ===========    ===========
Per share market price at end of period     $     70.00     $     71.54    $     59.38    $     52.85    $     61.02    $     52.69
Total investment return(1)                          0.8%           28.4%          20.6%          (6.2)%         26.0%          24.1%
Net asset value total return(2)                     2.3%           19.5%          45.7%         (17.1)%         24.7%           9.6%

SUPPLEMENTAL DATA:
   Total net assets at end of period (in
     thousands)                             $   579,609     $   581,729    $   521,249    $   395,176    $   498,726    $   437,611
   Ratios based on average net assets
     applicable to Common Stock:
     Expenses                                      0.94%(3)        0.95%          0.99%          0.99%          0.97%          1.00%
     Net income                                    0.72%(3)        0.77%          0.85%          0.99%          1.07%          1.46%
   Ratios based on average total net
     assets:
     Expenses                                      0.85%(3)        0.85%          0.87%          0.87%          0.85%          0.87%
     Net income                                    0.65%(3)        0.69%          0.75%          0.87%          0.95%          1.28%
   Portfolio turnover rate                        23.20%(3)       22.86%         18.43%         16.62%         25.13%         18.55%

PREFERRED STOCK:
Total shares outstanding(4)                   1,969,212       1,969,212      1,969,212      1,969,212      1,969,212      1,969,212
Asset coverage per share(4)                 $    294.34     $    295.41    $    264.70    $    200.68    $    253.26    $    222.23
Involuntary liquidation preference per
  share                                     $     27.50     $     27.50    $     27.50    $     27.50    $     27.50    $     27.50
Average market price per share(5)           $     34.14     $     34.04    $     31.87    $     31.15    $     30.05    $     27.87

(1)  Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3)  Annualized
(4)  Information shown as of the end of the period
(5)  The average of all month-end market prices during each period

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

     The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

     1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value, in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

     2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

     3. USE OF ESTIMATES--The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

     4. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2005, is preliminary and may be revised based on operating results for the entire year. The ratios of expenses and net income to average net assets do not reflect the effect of payments to Preferred shareholders.

NOTE B--CAPITAL STOCK

     The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. At June 30, 2005, the asset coverage of the Preferred Stock was 1,070%.

     The Company issued 46,439 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2005.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

     The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Company or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Company or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on February 7, 2005, the continuance of the advisory agreement through April 30, 2006, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Company or of the Investment Adviser. At the annual meeting of shareholders held on May 2, 2005, the shareholders of the Company approved such continuance.

     In determining whether to renew the advisory agreement, those Company Directors who are not affiliated with the Investment Adviser met separately to evaluate information provided by the Investment Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Company, the fees and expenses borne by the Company, the profitability of the Investment Adviser and the investment performance of the Company as well as the performance of a peer group of investment companies. The Company's advisory fee and expense ratio was also considered in light of the advisory fees and expense ratios of a peer group of investment companies. The Directors noted the Company's superior investment results and the quality and depth of the Investment Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Investment Adviser from arrangements under which it receives research services from brokers to whom the Company's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid the Company are fair and shareholders have received reasonable value in return for such fees and expenses. Thus, the Directors recommended that shareholders approve the continuance of the advisory agreement.

     For the six months ended June 30, 2005, the Company paid aggregate fees of $62,500 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 2005, the Company incurred legal fees of $12,569 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is a retired partner and a retired of counsel employee of that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

     Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $71,071,012 for the six months ended June 30, 2005. Cost of investment securities owned at June 30, 2005, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2005, for federal income tax purposes was $208,988,454 and $908,917, respectively, with total net unrealized appreciation of $208,079,828.

                            RESULTS OF ANNUAL MEETING

     Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 2, 2005:

     1. With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                         VOTES FOR     VOTES WITHHELD
                                                                         ---------     --------------
          COMMON
          Wesley E. Bellwood                                             6,952,118         74,106
          Eric S. Ende                                                   6,969,317         74,106
          David Rees                                                     6,957,918         74,106
          Lawrence J. Sheehan                                            6,960,243         74,106

          PREFERRED
          Willard H. Altman, Jr.                                         1,753,384         16,290
          Paul G. Schloemer                                              1,756,020         16,290

     2. With respect to continuation of the Investment Advisory Agreement, a total of 8,655,998 shares voted for, 39,834 shares voted against, and 109,165 shares abstained.

     No broker non-votes were received with respect to any of the matters voted upon above.

INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN
State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660
www.melloninvestor.com

REGISTRAR
Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING
New York Stock Exchange:
Symbols:  SOR  Common Stock
          SOR+ Preferred Stock

                             DIRECTORS AND OFFICERS

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                       TERM OF OFFICE AND                             FUND COMPLEX
          NAME, AGE &                POSITION(S)           LENGTH OF         PRINCIPAL OCCUPATION(S)   OVERSEEN BY       OTHER
            ADDRESS                 WITH COMPANY          TIME SERVED        DURING THE PAST 5 YEARS     DIRECTOR    DIRECTORSHIPS
------------------------------  --------------------  --------------------- ------------------------- -------------  ---------------
Willard H. Altman, Jr. - (69)*  Director              Term: 1 Year          Retired. Formerly, until        6
11400 W. Olympic Blvd.                                Time Served: 7 Years  1995, Partner of Ernst &
Los Angeles, CA 90064                                                       Young LLP, a public
                                                                            accounting firm.

Wesley E. Bellwood - (81)*      Director              Term: 1 Year          Retired. Formerly, until        1
11400 W. Olympic Blvd.                                Time Served: 25 Years 1999, Chairman Emeritus
Los Angeles, CA 90064                                                       and director of Wynn's
                                                                            International, Inc.

David Rees - (81)*              Director              Term: 1 Year          Private investor.               1        International
11400 W. Olympic Blvd.                                Time Served: 37 Years Formerly President and                   Institute of
Los Angeles, CA 90064                                                       Chief Executive Officer                  Los Angeles
                                                                            of the International
                                                                            Institute of Los Angeles.
                                                                            Formerly, until 1995, the
                                                                            Senior Editor of Los
                                                                            Angeles Business Journal.

Paul G. Schloemer - (77)*       Director              Term: 1 Year          Retired. Formerly               1
11400 W. Olympic Blvd.                                Time Served: 6 Years  President and Chief
Los Angeles, CA 90064                                                       Executive Officer
                                                                            (1984-1993) of Parker
                                                                            Hannifin Corporation.

Lawrence J. Sheehan - (73)*     Director              Term: 1 Year          Retired. Formerly partner       5
11400 W. Olympic Blvd.                                Time Served: 14 Years (1969 to 1994) and of
Los Angeles, CA 90064                                                       counsel employee (1994 to
                                                                            2002) of the law firm of
                                                                            O'Melveny & Myers LLP,
                                                                            legal counsel to the
                                                                            Company.

Eric S. Ende - (60)             Director              Term: 1 Year          Senior Vice President of        3
11400 W. Olympic Blvd.          President &           Time Served: 5 Years  the Adviser.
Los Angeles, CA 90064           Chief Investment
                                Officer

Steven R. Geist - (51)          Senior Vice           Time Served: 9 Years  Vice President of the
11400 W. Olympic Blvd.          President &                                 Adviser.
Los Angeles, CA 90064           Fixed-Income
                                Manager

J. Richard Atwood - (45)        Treasurer             Time Served: 8 Years  Principal and Chief                      First Pacific
11400 W. Olympic Blvd.                                                      Operating Officer of the                 Advisors, Inc.,
Los Angeles, CA 90064                                                       Adviser. President of FPA                and FPA Fund
                                                                            Fund Distributors, Inc.                  Distributors,
                                                                                                                     Inc.

Sherry Sasaki - (50)            Secretary             Time Served: 23 Years Assistant Vice President
11400 W. Olympic Blvd.                                                      and Secretary of the
Los Angeles, CA 90064                                                       Adviser and Secretary of
                                                                            FPA Fund Distributors,
                                                                            Inc.

Christopher H. Thomas - (48)    Chief Compliance      Time Served: 10 Years Vice President and                       FPA Fund
11400 W. Olympic Blvd.          Officer and                                 Controller of the Adviser                Distributors,
Los Angeles, CA 90064           Assistant Treasurer                         and of FPA Fund                          Inc.
                                                                            Distributors, Inc.

*    Audit committee member

   Mr. Altman serves as a member of the audit committee of five open-end investment companies managed by First Pacific Advisors, Inc. ("FPA"), the Company's investment adviser. Mr. Sheehan serves as a member of the audit committee of three open-end investment companies managed by FPA. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

   The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

   The Company's complete proxy voting record for the 12 months ended June 30, 2005, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

   The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2004 was submitted to the NYSE on May 10, 2005.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

SOURCE CAPITAL, INC.                                    PRESORTED
                                                        STANDARD
11400 West Olympic Boulevard, Suite 1200              U.S. POSTAGE
Los Angeles, California 90064-1550                        PAID
                                                           MIS

Item 2.   Code of Ethics. Not Applicable.

Item 3.   Audit Committee Financial Expert. Not Applicable.

Item 4.   Principal Accountant Fees and Services.  Not Applicable.

Item 5.   Audit Committee of Listed Registrants.  Not Applicable.

Item 6. Schedule of Investments. The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a) The principal executive officer and principal financial officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)    Not Applicable.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ ERIC S. ENDE
    --------------------------------
    Eric S. Ende, President

Date:  September 2, 2005


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ J. RICHARD ATWOOD
    --------------------------------
    J. Richard Atwood, Treasurer

Date:  September 2, 2005